POWER OF ATTORNEY


         We, the undersigned Directors and/or Officers of CVO Greater China Fund, Inc. (the "Fund"), an open-end, non-diversified, management investment company, organized as a Maryland Corporation, do hereby constitute and appoint Stephen B. Wells, Vincent M. Rella, Ellen Stoutamire and Matthew Constancio and each of them individually, our true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Fund to comply with:

         (i) The Securities Act of 1933, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration under such Securities Act of 1933, as amended, of shares of common stock of the Fund to be offered by the Fund;

         (ii) the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration of the Fund under the Investment Company Act of 1940, as amended; and

         (iii) state securities laws and any rules, regulations, orders or other requirements of state securities commissions, in connection with the registration under state securities laws of the Fund and with the registration under state securities laws of shares of common stock of the Fund to be offered by Fund;

         including specifically but without limitation of the foregoing, power and authority to sign the name of the Fund in its behalf and to affix its seal, and to sign the name of such Director in his or her behalf as such Director to any amendment or supplement (including post-effective amendments) to the registration statement or statements, and to execute any instruments or documents filed or to be filed as a part of or in connection with compliance with state securities laws, including, but not limited to, all state filings for any purpose, state filings in connection with corporate organization or amending corporate documentation, filings for purposes of amending corporate documentation, filings for purposes of amending corporate documentation, filings for purposes of state tax laws and filings in connection with blue sky regulations; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


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         IN WITNESS  WHEREOF,  the undersigned  place their hands as of the 26th day of February, 1998.
                                        /S/ Morris W. Offit
                                        ----------------------------------
                                        Morris W. Offit
                                        President, Chief Executive Officer
                                         and Director (Principal Executive
                                         Officer)

                                        /s/ Robert A. Theleen
                                        ----------------------------------
                                        Robert A. Theleen
                                        Director

                                        /s/ John W. Glynn, Jr.
                                        ----------------------------------
                                        John W. Glynn, Jr.
                                        Director

                                        /s/ Edward J. Landau
                                        ----------------------------------
                                        Edward J. Landau
                                        Director

                                        /s/ James P. Morton
                                        ----------------------------------
                                        The Very Reverend James P. Morton
                                        Director

                                        /s/ Wallaace Mathai-Davis
                                        ----------------------------------
                                        Wallace Mathai-Davis
                                        Secretary and Treasurer (Principal
                                        Financial and Accounting Officer)